UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 27, 2009

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 27, 2009, Inspire Pharmaceuticals, Inc. (NASDAQ: ISPH) issued a press release, attached hereto as Exhibit 99.1 and made part of this report, announcing it has reached an agreement with the U.S. Food and Drug Administration (FDA) through a Special Protocol Assessment (SPA) on the design of a Phase 3 clinical trial for Prolacria™ (diquafosol tetrasodium ophthalmic solution) 2% for the treatment of dry eye disease and has recently initiated enrollment in the trial.

Attached hereto as Exhibit 99.2, and made part of this report, is Prolacria™ Program Background Information, dated January 27, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description
99.1	Press Release dated January 27, 2009

99.2	Prolacria™ Program Background Information, dated January 27, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Christy L. Shaffer, Ph.D.
Christy L. Shaffer, Ph.D.,
President and Chief Executive Officer

Dated: January 27, 2009

EXHIBIT INDEX

No.	Description
99.1	Press Release dated January 27, 2009

99.2	Prolacria™ Program Background Information, dated January 27, 2009